                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 16, 2001
                                 Date of Report
                        (Date of Earliest Event Reported)

                              MAX DEVELOPMENT, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         Colorado                                                84-1474940
         --------                                                ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             15245 Shady Grove Road
                                    Suite 400
                               Rockville, MD 20850
                               -------------------
               (Address of principal executive offices (zip code))

                                 (301) 947-8010
                              (301) 947-8087 (fax)
                              --------------------
              (Registrant's telephone number, including area code)

                              Max Development, Inc.
                        6025 S. Quebec Street, Suite 150
                               Englewood, CO 80111
                               -------------------
                        (Former Name and Former Address)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On November 16, 2001 the Company entered into a Share Exchange Agreement (the "Share Exchange Agreement") with Image World Media, Inc., an international media company specializing in the production and distribution of various media content for worldwide distribution across multiple media platforms such as television, film and Internet. To accomplish the share exchange ("Share Exchange"), which was completed on November 16, 2001, the Company agreed to issue to the shareholders of Image, an aggregate of 293,083 shares of its Series A Convertible Preferred Stock and 8,190,850 shares of its Common Stock. As a result of the Share Exchange, Image became a wholly-owned subsidiary of the Company. The shareholders of Image now own the majority of the voting stock of the Company. The Share Exchange did not require the approval of shareholders of the Company. A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

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Pursuant to the Share Exchange Agreement, the current board of directors and officers of Image are to be appointed as the directors and officers, respectively, of the Company. David Olson resigned as president, chief executive officer, chief financial officer, and secretary of the Company following the Share Exchange. Mr. Olson has agreed to remain a director of the Company until after the expiration of the ten day period beginning on the later of the date of the filing of the Company's Information Statement with the SEC pursuant to Rule 14f-1 or the date of mailing of such Information Statement to the Company's shareholders. With the exception of Mark Elenowitz, whose term as a director will begin immediately, the Image directors will not begin their terms until the Company has complied with the requirements of Rule 14f-1 which is expected to occur on November 29, 2001. However, the Image officers will begin taking over the operations of the Company immediately.

As a result of the transaction with Image and the related issuance of 8,190,850 shares of Common stock and 293,083 shares of the Company Series A Convertible Preferred Stock to Image shareholders, the following persons are known to the Company to own 5% or more of the Company's Voting Stock:

                                                          PERCENT OF OUTSTANDING
NAME AND ADDRESS               NUMBER OF VOTING SHARES        VOTING SHARES
----------------               -----------------------        -------------

Danny L. McGill                     9,900,680                     41.24%
43A Tanjong Pagar Road
Singapore 088464


Global Entertainment Holdings       2,500,000                     10.41%
39 South LaSalle Street
Suite 600
Chicago, IL 60603

Kamal Sidhu                         2,402,920                     10.01%
43A Tanjong Pagar Road
Singapore 088464

MHE, Inc                            1,200,000                      5.00%
15245 Shady Grove Road
Suite 400
Rockville, MD 20850

All directors and officers         18,394,219                     76.2%
As a group (10 persons)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

As a result of the Share Exchange, MAXD acquired 100% ownership of Image World Media, Inc. ("IMAGE") and its subsidiary Interruption Television PTE, Ltd. ("ITPL"), a Singapore based media company.

BACKGROUND OF IMAGE

Image World Media ("IMAGE") is an international media company, incorporated in Delaware, specializing in the production and distribution of various media content for worldwide distribution across multiple media platforms such as traditional television, film, and the Internet.

The Company, through IMAGE, plans to build the next generation entertainment company; utilizing a low cost digital broadcast platform to feed Asia, and the global Asian market via the Asian-based Image network. The Company, through its acquisition of IMAGE now owns all existing assets of ITPL, a media company based in Singapore. ITPL has been in business since 1997 producing content and procuring global distribution for its programs. In order, to dramatically reduce costs, the bulk of its programming and content will be produced in Asia at the ITPL's Singapore facilities.

The Company plans to build a global media brand by:

         o Launching the Image Network, an Asian-based television network, feeding Asia and the Asian community throughout the rest of the world.
         o Building a low cost digital broadcast platform utilizing advantages gained from our relationships with various satellite enterprises.
         o Acquiring Direct-to-Home (DTH) license(s) for India (and other Asian nations) and utilizing our digital launch platform to launch DTH service.
         o        Building a globally recognized media and entertainment brand.
         o Creating a joint venture to distribute Image programming in China and Chinese programming internationally.
         o Capitalize on the organization and worldwide growth of the Indian film industry.

To accomplish its goals, the Company plans to raise funds through securities offerings and/or debt financing within the next twelve months. Although management intends to explore all available alternatives for debt and/or equity financing, including but not limited to private and public securities offerings, there can be no assurance that additional capital can be obtained. In the event that only limited additional financing is received, the Company expects its opportunities in the media industry to be limited to partnering, joint ventures, or similar such arrangements whereby the Company joins with others having the entertainment content and distribution channels to deliver the content produced by ITPL. Even if the Company succeeds in obtaining the level of funding necessary to acquire the content or production rights for certain programming, funds spent to obtain these rights may prove worthless and/or extended periods of time may elapse between the expenditure of funds and the recognition of income from a property and, further, such opportunities may still not be enough to enable the Company to realize a profit.

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                                  COMPETITION.

The media and television industry is highly competitive. Image competes with, and will compete with, many organizations, including major film studios, independent production companies, individual producers and others, including networks, who seek the rights to attractive literary properties, the services of creative and technical personnel, the financing for production of film and television projects and favorable arrangements for the distribution of completed films. Many competitors are substantially larger in size and capacity and have greater financial and personnel resources as well as longer operating histories.

In addition, the media and television industry is currently evolving into an industry in which certain multinational, multi-media entities, including:
Viacom/CBS/Paramount, The News Corporation/Twentieth Century Fox, The Walt Disney Company-ABC, AOL/Time Warner and Vivid/Universal. These multinational competitors expected to be in a position to dominate certain communications industry activities. These competitors have numerous competitive advantages, including the ability to acquire financing for their projects and attract superior properties, personnel, actors and/or celebrity hosts


                                    EMPLOYEES

The Company currently employees 4 full time and 3 part time employees in its US based headquarters or satellite offices in the US and 10 full time and no part time employees at its production facilities located at 43A Tanjong Pagar Road, Singapore. The Company may hire additional employees on a part time or independent contractor basis in connection with certain projects in Singapore. The Company does not intend to hire additional US employees in the foreseeable future.


                             TRADEMARKS AND PATENTS

ITPL has successfully branded its programs such as "Interruption Television Inc.", "Interruption Television Pte Ltd", "Exspace.com", "Kamal's Planet Ex", and "Extreme Asia". However, neither ITPL or Image has formally applied for protection with the Office of Patents and Trademarks. The value of these brands is not readily determinable.

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                                    PROPERTY

The Company's corporate and United States offices are located at 15245 Shady Grove Road, Suite 400, Rockville, MD, 20850. The Company subleases these corporate offices under a verbal lease agreement with Weisman, Noble, & Moore, P.C. The current rent for the space is $3,000.00 per month.

Our principal administrative, sales, marketing, and production development facilities are located at 43A Tanjong Pagar Road, Singapore. The current rent for the space is $5,000.00 per month and our lease expires in October 2002.


                                   LITIGATION

There is no outstanding material litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.


                                   MANAGEMENT

Information as to the directors and officers of the Company is as follow:

NAME                                POSITION
----                                --------

Danny L. McGill                     Chief Executive Officer, Chairman,
Mark H. Elenowitz                   President, Director
Allison Creely                      Chief Financial Officer, Director
Philip Robert Braden                Chief Operating Officer, Chief Technical
                                      Officer,Director
Kamal Sidhu                         Senior Vice President Programming and
                                      Production, Director
Dr. Chirinjeev Kathuria             Director
Riz Khan                            Director
Jeffery Lim                         Senior Vice President Business Development,
Louis E. Taubman                    General Counsel and Secretary
Michael R. Boswell                  Executive Vice President US Operations and
                                      Corporate Development

DANNY L. MCGILL. Danny L. McGill is the Chief Executive Officer and Chairman of Image World Media, Inc. He is responsible for the establishing the overall strategic direction of the company. Mr. McGill brings to IMAGE a wealth of experience in the media and entertainment industries, and is a pioneer in the Asian media revolution. He has spent the last ten years developing and launching some of Asia's most successful programming and broadcast channels. Mr. McGill, the founder of ITPL, was born in Okinawa, Japan, to a Chinese mother and an

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Irish-American father. He spent his early years in Asia, North America, South
America and Europe. Mr. McGill attended The Parson's School of Design in New York City on a full scholarship and was recruited by Flamingo Knitwear in London as their Head Designer. After a year, he joined the newly formed Robert Maxwell Menswear and was integral to the company's exponential growth from (pound)70,000 to (pound)7,000,000 within one year. From there, in 1985, Mr. McGill returned to Asia to work for the Beijing Automation Institute and REC Enterprise as Design Engineer. It was there that he developed his Mandarin linguistic skills, pioneering spirit and worldly business acumen, negotiating and completing within a year, the set up of three turnkey suit manufacturing plants. Chauvin International, a U.S. Menswear company, then recruited him. It was there that Danny created the highly successful clothing and accessory line, B.U.M. Equipment. He spent a further six years as V.P. of Design and Marketing for several large garment companies, including the popular line, Bugle Boy. Mr. McGill's musical skills brought him to Asia from Los Angeles, when MTV discovered his Pan-Asian appeal and offered him a position with soon-to-launch MTV Asia. He spent the next 10 years as on-camera talent as well as the single most productive producer in the company. He was instrumental in launching MTV Asia in 1991 under the Star TV banner. He then became an integral part of the core team that launched Channel [V] for News Corp's entry into Asia and finally, MTV India in 1996. In 1997, Mr. McGill launched Interruption Television Pte. Ltd., formulating an integrated, three-pronged approach to the broadcast/ promotional and Internet arenas while building a 400 million household distribution base for ITPL's award-winning in-house branded programs. His vision is to create a media company with global savvy enabling it to produce content from centralized sources and distributed via multiple "New Media" and traditional mediums.

MARK H. ELENOWITZ. Mark H. Elenowitz is a Director and President of Image World Media, Inc. In this role he is responsible for the company's overall corporate development and corporate finance. He is charged with developing, sourcing and negotiating acquisitions and strategic partnerships for Image World Media, Inc and its subsidiaries. He also guides corporate strategy, ensuring that the firm stays on-track to meet its long-term goals and objectives. Mr. Elenowitz is a co-founder and managing director of TriPoint Capital Advisors, LLC. Mr. Elenowitz integrates a strong, successful entrepreneurial background with extensive financial services and capital markets experience. He is also the senior managing director of Investor Communications Company, LLC (ICC), and a national investor relations firm he founded in 1996. Mr. Elenowitz has worked with over thirty publicly traded companies providing financial consulting and strategic planning services. Mr. Elenowitz is the recipient of several entrepreneurial awards. He is a graduate of the University of Maryland School of Business and Management, with a Bachelor of Science in Finance.

ALLISON CREELY. Allison Creely is a Director and the Chief Financial Officer of the Company. In addition to directing the financial operations of the Company, she is a principal member of the investment development team. Ms. Creely has over fourteen years of finance and accounting experience. Prior to joining the Company, she was the Chief Financial Officer of GroupNow, Inc. a private diversified financial services company. Ms. Creely has held financial management roles at Samsonite Corporation, W.R. Grace & Co., Scott Paper Company, and Coca-Cola Enterprises. She also served as an auditor for Ernst & Young, LLP. Ms. Creely holds an MBA from the University of North Florida and is a Certified Public Accountant.

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PHIL BRADEN. Philip Braden is a Director and the Chief Operating Officer and
Chief Technical Officer for Image World Media, Inc. Mr. Braden is in charge of all technical operations for Image. He combines many years of experience in satellite, cable and Internet distribution of television and other forms of content including data and has built a total of three international content distribution businesses from inception to successful implementation. Mr. Braden was most recently was Senior Vice President and Chief Sales Officer of Mindport Broadband USA. Prior to this he was the President and COO of Authentium Inc, a spin off from Mindport and prior to that was President & CEO of Mindport Inc. USA & Mindport Solutions BV, a successful business focused on security and software solutions for the global cable and satellite television industry. Before Mindport, Mr. Braden was the Executive Vice President of Orbit Communications Company, the Rome based digital Pay TV Operator for the Middle East and the world's first digital MPEG DTH service. Mr. Braden oversaw the ground up design and implementation of the business and was the deputy to the CEO until leaving in 1999 for Mindport. Prior to Orbit, Braden led the project team that designed and built Star TV, the Hong Kong based satellite broadcaster now owned by News Corporation. Mr. Braden was also a Director of Channel K TV
(Pte) Ltd, Singapore, which he founded, designed and built an independent Karaoke TV satellite & cable broadcaster. Earlier in his career he was General Manager of MediaVision Ltd., where he was in charge of the Hong Kong production & postproduction center, Presentation Supervisor for Television South Plc., UK and Supervisory Engineer, TV-am Plc., UK. Mr. Braden earned a Higher National Diploma, Electrical & Electronic Engineering Huddersfield University & College GCE's at A, AO & O level & Various Courses in Management, Television Engineering, Film & Telecine.

KAMAL SIDHU. Kamal Sidhu is a Director and the Senior Vice President of Programming and Production for Image World Media, Inc. She is responsible for coordinating programming and production operations across our multiple media channels. She brings Image a proven track record of success across the Asian television and film industry. Ms. Sidhu has produced and headlined five of Asia's most success youth-oriented television shows. In 1997, Ms. Sidhu co-founded Interruption Television with Danny McGill becoming the co-producer and host of Planet EX and MuchMusic Asia. Ms. Sidhu and her program received two nominations in the Best Presenter category for the Asian Television Awards 2000. Ms. Sidhu has 10 years of experience in entertainment and the Asian TV industry since being scouted by media tycoon, Richard Li and STAR TV, Viacom's MTV Asia and News Corp's Channel V. Her popularity is evident by MTV naming a show after her, Kamal Sutra. Her multi-talents, both on and off camera place her in a truly multi-tasking role. Ms. Sidhu's visibility in 400 million households worldwide via Planet Ex and her knowledge of the industry makes her irreplaceably valuable as a corporate spokesperson. For this reason she will also fill several duties within the corporate communications arena for the company. Ms. Sidhu studied Human Kinetics, BSC at the University of Ottawa, Canada where she competed nationally in Track and Field.

DR. CHIRINJEEV KATHURIA. Dr. Chirinjeev Kathuria has served as a Director of Image World Media since its founding in 2001. Dr. Kathuria has established and built companies in highly competitive industries that have succeeded through the deployment of unique business strategies. These companies, include: (1) The X-Stream Networks, Inc., once the third largest Internet service provider ("ISP") in the UK prior to its merger with Liberty Surf. Under Dr. Kathuria's

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leadership, X-Stream became profitable and moved from its near last position to becoming third-largest ISP; (2) Livedoor Group, Inc., one of Japan's largest ISPs with over one million subscribers; (3) Koshika Telecom Ltd., a digital cellular mobile telephone company which reaches over 300 million consumers in India. In building Koshika, Dr. Kathuria pioneered the concept of replacing fixed line telecommunications with cellular systems in rural areas by deploying a network pricing structure that was competitive with fixed line pricing; (4) MirCorp, Ltd., the world's first company to privately launch and fund manned space programs. MirCorp sent the first "citizen explorer", Dennis Tito, to space, thus introducing the concept of space tourism. MirCorp is a joint venture between Rocket & Science Corporation Energia (RSC), and Gold & Appel; and (5) Agatal, Inc. which builds, operates and owns broadband wireless local area networks using 802.11a and 802.11b (WiFi) technology in the healthcare and residential and commercial high-density unit markets. Dr. Kathuria has also participated extensively in the privatization of India's telecommunications industry, and was involved with Arthur D. Little & Co. in setting up its Biotechnology and Pharmaceutical consulting practice in Europe. He was also Manager, Investment Banking Division, Morgan Stanley Asia (NYSE: MWD), and helped set up their offices in India. Dr. Kathuria holds a Bachelor of Science and Doctorate of Medicine from Brown University, as well as a Masters of Business Administration from Stanford University.

RIZ KHAN. Riz Khan is a Director and the President & CEO of News Division. Mr. Khan is the former host of "Q&A with Riz Khan" and "Q&A Asia with Riz Khan" on CNN International, as well as anchoring news shows and news events for the network. The Q&A shows were the network's daily interactive programs, featuring newsmaker and celebrity interviews, as well as live viewer interaction via telephone, fax, e-mail and video-mail. Since Mr. Khan's guests have included UN Secretary Gen. Kofi Annan; U.S. first lady Hillary Rodham Clinton, Queen Noor of Jordan and paranormalist Uri Geller. He has interviewed authors such as Tom Clancy, Ken Follett and Helen Fielding; actors such as Kenneth Branagh, Danny Glover and Sigourney Weaver; musicians such as Sheryl Crow, Yanni and Jonathan Bell; and athletes such as Michael Johnson and Evander Holyfield; as well as a host of presidents, prime ministers and ambassadors from around the world. Mr. Khan has interviewed more world leaders than any other international news interview show. His notable special coverage has included CNN's world exclusive, historic and award-winning coverage of the Muslim pilgrimage, The Hajj, from Mecca in 1998. It was the first time any international news network had been allowed in to provide extensive, in-depth and live transmissions from this annual event. In addition, Mr. Khan has hosted CNN coverage from New Delhi, Jerusalem, Amman, Beirut and Damascus. Before joining CNNI in May 1993, he was a presenter and reporter with the BBC, anchoring World Service Newscasts since October 1991. Earlier, Mr. Khan was a presenter and reporter for Central TV in Birmingham, England, and was a presenter and reporter for BBC Radio 4 and Radio
5. Khan also has reported for national and regional BBC television and radio. Born in the British colony of Aden in the former South Yemen, Khan has lived in Britain since 1967 and is a British citizen. In addition to English, he speaks Urdu, Hindi and has a working knowledge of Punjabi, and other South Asian languages, along with French and Swedish. Riz Kahn earned a Bachelor of Science degree with honors in physiology at the University College Cardiff, University of Wales. He also holds a postgraduate diploma in radio journalism from Highbury College, Portsmouth, Hampshire.

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JEFFERY LIM. Jeffery Lim is Senior Vice-President of Business Development for
Image World Media, Inc and Director of Interruption Television. Mr. Lim is responsible for the Company's legal, sales, and marketing activities. He helped found, and has served as Director of Business Development for Interruption Television Pte. Ltd. since it was formed in 1997. Prior to ITPL, Mr. Lim served as Corporate Counsel for the Kuok Group of Companies in Singapore, where he dealt primarily with corporate legal issues. Mr. Lim studied Law at King's College in London, where he graduated with honors.

LOUIS E. TAUBMAN, ESQ. Louis E. Taubman is General Counsel and Secretary for Image World Media, Inc. In this role, he manages all legal aspects of the Company and has ultimate responsibility to ensure that the company complies with all local, state and federal laws as well as SEC and NASD regulations. Mr. Taubman is also a co-founder and partner in TriPoint Capital Advisors, LLC. Mr. Taubman was formerly Executive Vice President and General Counsel of GroupNow, Inc. In this role he managed all legal aspects of the company including strategic planning for GroupNow and structuring of company's acquisitions and fund management and structure for the company. Mr. Taubman concurrently maintains a partnership in the boutique securities law firm of Kogan, Taubman and Neville, LLC located in New York's Financial District. Prior to forming Kogan, Taubman and Neville, he maintained a private practice wherein he provided general corporate and securities counsel to various small businesses. Prior to that, Mr. Taubman served as an attorney in the legal department of Prudential Securities, Inc. Mr. Taubman provides counsel to both issuers and underwriters with regard to public and private finance, periodic reporting under the Securities Exchange Act of 1934, Williams Act reporting, M&A transactions and corporate governance issues. Mr. Taubman graduated cum laude from New York Law School and is a member of the New York Bar.

MICHAEL R. BOSWELL. Michael R. Boswell is Executive Vice President of US Operations and Corporate Development for Image World Media, Inc. In this role he is responsible for coordinating all US-based Operations and identifying, valuing, and closing corporate and division-level mergers and acquisitions. Mr. Boswell is a co-founder and partner in TriPoint Capital Advisors, LLC. Prior to joining the company, Mr. Boswell was Vice President of Corporate Development for GroupNow, Inc. In this role he was responsible for identifying, analyzing and acquiring portfolio companies for GroupNow. Prior to joining GroupNow, Mr. Boswell was a management consultant for Logistics Management Institute (LMI) where he advised organizations in business process reengineering, organizational restructuring, productivity improvements, and acquisition planning and risk analysis. Prior to LMI, Mr. Boswell spent eight years as a senior analyst and/or design engineer for various branches of the United States Government. He earned a MBA from John Hopkins University and a BS degree in Mechanical Engineering from University of Maryland.

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INDEBTEDNESS OF MANAGEMENT

No member of the management, officers, or directors is or has been indebted to the Company. No director or officer is personally liable for the repayment of amounts by any financing received by the Company.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

Pursuant to the Share Exchange Agreement, Mr. Olson will resign as President, CEO and a Director of Max Development Mr. Olson's resignation as an officer will take place immediately and Mr. Olson's resignation as a director is expected to be effective on November 29, 2001.

There have been no disagreements between the registrant and Mr. Olson.

ITEM 7.  FINANCIAL STATEMENTS

No financial statements are filed herewith. The Registrant is required to file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.  CHANGE IN FISCAL YEAR

Image has a December 31 fiscal year end. The fiscal year end of Max is June 30. The Company will file a Transitional Report on Form 10-KSB, if required.

                                    EXHIBITS

1.1 Share Exchange Agreement between Max Development, Inc. and the shareholders of Image World Media, Inc., dated November16, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


MAX DEVELOPMENT, INC.

By:      /s/ Mark Elenowitz
         --------------------------
         Mark Elenowitz
         President

Dated:  November 20, 2001

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